Exhibit 10.2

SUBSCRIPTION AGREEMENT

EFT BIOTECH HOLDINGS, Inc.

Up to 10,000,000 Units/USD $3.80 per Unit
Each Unit Consisting of One Share of Common Stock
And One Two-Year Warrant Exercisable at USD $3.80 per Share

For Non-U.S. Purchasers

Pursuant to Regulation S

EFT BioTech Holdings, Inc., a Nevada corporation (the “Company”), is offering to sell to the undersigned Units of the Company at the purchase price of USD $3.80 per Unit (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value per share of the Company (the “Unit Share”) and one two-year redeemable common stock purchase warrant (the “Warrant”).  The Warrant is exercisable to purchase one share of common stock of the Company at USD $3.80 per share at any time from the date of issuance until the second anniversary date of the date of issuance (the “Warrant Shares” and together with the Units, Units Shares and  Warrants, the “Securities”). The Warrants are redeemable, on a pro rata basis, by the Company at a purchase price of USD $0.0001 per Warrant 30 days from the 10th consecutive trading day that the closing sales price, or the average of the closing bid and asked price in the event that the Company’s common stock trades on the OTC or any public securities market within the U.S., of the Company’s common stock is at least USD $11.00. The minimum investment is 300 Units (USD $1,140), except we may accept subscriptions for lesser amounts with the consent of Buckman, Buckman & Reid, Inc., the placement agent of the Units (“Buckman” or the “Placement Agent”).  Offers and sales of the Units will be made by the Placement Agent on a “best efforts” basis only to non-U.S. Persons as defined in, and pursuant to, Regulation S under the Securities Act of 1933, as amended (“Securities Act”) (the “Offering”).

THAT THE SECURITIES WILL BE MADE AVAILABLE ONLY TO NON-U.S. RESIDENTS UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR OFFERINGS OUTSIDE THE UNITED STATES. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT SALES AND/OR TRANSFERS OF THE SECURITIES WITHIN THE UNITED STATES.

AN APPLICATION FOR THE UNITS IS NOT INVITED FROM ANY PERSONS IN HONG KONG OTHER THAN A PERSON TO WHOM A COPY OF THE OFFERING MATERIALS HAS BEEN ISSUED BY US, AND IF MADE, WILL NOT BE ACCEPTED, UNLESS THE APPLICANT SATISFIES US THAT HE IS A PROFESSIONAL INVESTOR WITHIN THE MEANING OF THE SECURITIES AND FUTURES ORDINANCE (CHAPTER 571 OF THE LAWS OF HONG KONG).

A.	Subscription.

1.           The undersigned hereby subscribes for the number of Units set forth on the signature page below at a purchase price of $3.80 per Unit.

2.           Enclosed is a check made payable to the “United Commercial Bank as Escrow Agent for EFT BioTech Holdings, Inc.” or confirmation of a wire transfer in accordance with the following instructions, in the full amount of the purchase price of the Units subscribed for:

Wire Instructions:
Bank Name:	United Commercial Bank
Bank Address:	1228 S. Baldwin Ave, Arcadia CA 91007
Routing No:	(ABA) 321070450
Account Name:	EFT BioTech Holdings Escrow Account

B.	Subscriber’s Acknowledgements and Agreements.

The undersigned understands, acknowledges and agrees that:

1.           This subscription may be accepted or rejected in whole or in part by the Company and the Placement Agent, in their sole discretion.

2.           Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (i) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company, Placement Agent  and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (ii) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

3.           No federal, state, or foreign agency has made any findings or determination as to the fairness of the terms of this offering.  The Securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency or any foreign securities commission or regulatory authority.

4.           The undersigned acknowledges that the Company has made no representations with respect to registration of the Securities under the Securities Act, that no such registration is contemplated, and the undersigned must be prepared to bear the economic risk of his/her investment for an indefinite period of time.

5.           The following securities law matters are applicable to this offering:

TO ALL SUBSCRIBERS:  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS PURSUANT TO REGULATION S OR THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.  IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING THE SECURITIES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PERSON, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS AND OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

WARNING:

TO SUBSCRIBERS IN HONG KONG: THE OFFERING MEMORANDUM RELATING TO THE SECURITIES HAS NOT BEEN REVIEWED BY ANY REGULATORY AUTHORITY IN HONG KONG.  YOU ARE ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFER.  IF YOU ARE IN DOUBT ABOUT ANY OF THE CONTENTS OF THIS DOCUMENT OR OF THE OFFERING MEMORANDUM RELATING TO THE OFFERING OF THE SECURITIES, YOU SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE.

THIS DOCUMENT RELATES TO A SUBSCRIPTION FOR THE SECURITIES WHICH ARE OFFERED IN A PRIVATE PLACEMENT AND IS NOT A PROSPECTUS.  NEITHER THIS SUBSCRIPTION AGREEMENT NOR THE OFFERING MEMORANDUM RELATING TO THE SECURITIES CONSTITUTES OR FORMS ANY PART OF AN OFFER, SOLICITATION OR INVITATION TO THE PUBLIC IN HONG KONG TO SUBSCRIBE FOR, UNDERWRITE OR PURCHASE ANY SHARES OR OTHER SECURITIES OR COMMITMENT WHATSOEVER.  NEITHER THIS DOCUMENT NOR THE OFFERING MEMORANDUM RELATING TO THE SECURTIES HAS BEEN APPROVED BY THE SECURITIES AND FUTURES COMMISSION OF HONG KONG, NOR HAS A COPY OF THE OFFERNG MEMORANDUM BEEN REGISTERED BY THE REGISTRAR OF COMPANIES IN HONG KONG.

AN APPLICATION FOR THE UNITS IS NOT INVITED FROM ANY PERSONS IN HONG KONG OTHER THAN A PERSON TO WHOM A COPY OF THE OFFERING MATERIALS HAS BEEN ISSUED BY US, AND IF MADE, WILL NOT BE ACCEPTED, UNLESS THE APPLICANT SATISFIES US THAT HE IS A PROFESSIONAL INVESTOR WITHIN THE MEANING OF THE SECURITIES AND FUTURES ORDINANCE (CHAPTER 571 OF THE LAWS OF HONG KONG).

C.	Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants to and further agrees with the Company as follows:

1. That the Purchaser is not a resident of the United States and is not purchasing the Securities within the United States or its territories.

2. That the Purchaser is a “Professional Investor” within the meaning of the securities and futures ordinance (Chapter 571 of the laws of Hong Kong).

3. The undersigned understands and acknowledges that (a) the Securities have not and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, any “U.S. Person” (as defined in Regulation S), unless such Securities are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act, and (b) the Securities are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits securities to be sold to Non-U.S. Persons in “offshore transactions” (as defined in Regulation S), subject to certain terms and conditions.

4.           The undersigned is purchasing the Securities for its own account or for persons or accounts as to which it exercises investment discretion.  Neither the undersigned nor such person or account is a U.S. Person.  The undersigned has executed this Subscription Agreement outside the United States.  The offer to the undersigned and sale of the Units has occurred outside the United States.

5.           The undersigned has agreed to purchase the Units for investment purposes and not with a view to a distribution.  To the extent that the Securities are registered in the name of the undersigned’s nominee, the undersigned confirms that such nominee is acting as custodian for the undersigned of such securities.

6.           The undersigned understands that for a period of one year commencing on the date of sale to the undersigned (the “Restricted Period”), the undersigned shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Securities, or offer, sell or transfer the Securities in the United States or to, or for the account or benefit of, a U.S. Person.

7.           Unless registered under the Securities Act, any proposed offer, sale or transfer during the Restricted Period of any of the Securities shall be subject to the condition that the undersigned must deliver to the Company (a) a written certification that neither record nor beneficial ownership of the Securities has been offered or sold in the United States or to, or for the account or benefit of, any U.S. Person, (b) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring the Securities) is not a U.S. Person, that such transferee is acquiring such Securities for such transferee’s own account (or an account over which it has investment discretion), and that such transferee is knowledgeable of and agrees to be bound by the restrictions on re-sale set forth in this section and Regulation S during the Restricted Period, and (c) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale and transfer of such Securities are exempt from registration under the Securities Act.

8.           The undersigned will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Subscription Agreement or the Securities otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdiction outside the United States, and the rules and regulations promulgated thereunder.

9.           The undersigned agrees for the duration of the Restricted Period that the certificates representing the Securities will bear a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of the Securities in the United States until the Securities are either registered under the Securities Act or an opinion of counsel reasonably satisfactory to the Company is received that the securities are eligible for resale absent registration in the United States.

10.           If the undersigned publicly re-offers all or any part of the Securities in the United States, the undersigned (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an “underwriter” as defined in Section 2(11) of the Securities Act.  If the undersigned plans to make any such re-offer, it will consult with its counsel prior to any such re-offer in order to determine its liabilities and obligations under this Subscription Agreement, the Securities Act and any applicable state securities or blue sky laws.

11.           The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive.  The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

12.           The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering.  The Company has made available to the undersigned all documents requested and has provided answers to all of the undersigned's questions relating to an investment in the Company.

13.           The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of Securities.

14.           If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity:  the undersigned has been duly authorized to execute and deliver this Subscription Agreement and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of the Units for which the undersigned is subscribing.

15.           The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date of the Company issues and sells Units to the undersigned.  If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

16.           The undersigned shall indemnify and hold harmless the Company and the Placement Agent and their respective officers, directors and employees and any of its professional advisors, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by the undersigned herein, any breach of any of the undersigned’s representations or warranties made herein, or the undersigned's failure to fulfill any of its covenants or agreements herein.

17.           The information about the Company which has been disclosed to the undersigned in connection with the undersigned's purchase of the Units is deemed to be “Confidential Information” of the Company, and the undersigned represents and warrants to, and hereby agrees with, the Company, that unless the Company has consented in writing to the contrary, the undersigned will use the undersigned's best efforts not to disclose such Confidential Information to others or use any part of such Confidential Information that has been disclosed to the undersigned, except any part thereof (i) which may be in the public domain, or (ii) which may be independently disclosed to the undersigned by any third party not itself in a confidential relationship with the Company, or (iii) which may already be in possession (otherwise than through disclosure by the Company or by any third party that is in a confidential relationship with the Company) of the undersigned, or (iv) which the undersigned may be required to disclose by order of a court or administrative agency having competent jurisdiction; provided, however, that this paragraph shall be terminated and be of no force or effect with respect to any such Confidential Information upon such Confidential Information becoming a part of the public domain through action by anyone other than the undersigned.  The representations, warranties, acknowledgments and covenants made by the undersigned herein extend to and apply to all of the Securities acquired by the undersigned.  Execution of the documents evidencing the transfer of the Securities shall constitute a confirmation by the undersigned that all of the representations, warranties and covenants made herein shall be true and correct at such time.

D.	Company’s Acknowledgements and Agreements.

1.   The Company, its affiliates and any person acting on behalf of, or as an agent of, any of the foregoing, whether as principal or agent, (a) has offered and sold the Units to the Purchasers only in an “offshore transaction” (as defined in Regulation S), (b) has not engaged with respect to the Securities in any “directed selling efforts” (as defined in Regulation S), (c) has complied with all “offering restrictions” (as defined in Regulation S) in respect of the Securities, (d) has not made any offers or sales of any of the Securities or any interest therein in the United States or to, or for the account or benefit of, any U.S. Person, and (e) has not made any sales of any of the Securities or any interest therein to any person other than the persons executing Subscription Agreements with the Company.

2.   Within seven (7) business days after the Restricted Period or at any time thereafter, the Company will deliver to the undersigned or its nominee who is acting as custodian therefor or any subsequent holder who has received a certificate representing the Securities which bears the legend described above (the “Legended Stock Certificate”), without cost to the undersigned or subsequent holder, a substitute stock certificate only upon surrender of the Legended Stock Certificate which, in the case of any holder subsequent to the undersigned, must be duly endorsed for transfer or surrender.

E.	Miscellaneous

1.           Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below or at such address which party may designated by ten (10) days advance written notice to the other party.

2.           Applicable Law. This agreement shall be construed in accordance with and governed by the laws of the State of New Jersey.

3.           Arbitration. The undersigned acknowledges and agrees that any controversy or claim arising our of or relating to this investment, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

4.           Headings. The headings used in this document are for organizational purposes only and should not be interpreted as altering in any way or eliminating provisions contained herein.

5.           Entire Agreement. This agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supercedes any prior understandings, whether oral or written.

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[SIGNATURE PAGES FOLLOW]

Date: ______________________

Number of Units
Subscribed for:	___________________________ Units

Total Purchase Price
(USD $3.80 per Unit)	$__________________________

____________________________	__________________________
Taxpayer I.D. Number	Signature of Subscriber

Capacity in which signed:

___________________________

Subscriber’s name and business	Subscriber’s mailing address
Address (please type or print)	(if different than business address)

___________________________	____________________________

___________________________	____________________________

___________________________	____________________________

___________________________	____________________________

Accepted:

EFT BIOTECH HOLDINGS, INC.

By: ____________________________

Title: ___________________________

Date: ___________________________